GUIDESTONE FUNDS

Supplement dated December 5, 2008

to

Prospectus dated August 5, 2008

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I. CHANGES TO MONEY MARKET FUND

This Supplement provides you with important information regarding the Money Market Fund’s (the “Fund”) participation in the U.S. Department of Treasury (the “Treasury”) Guaranty Program for Money Market Funds (the “Program”).

The Treasury has recently announced an extension of the Program until April 30, 2009 for all money market funds that were previously accepted to participate in the Program, including the Fund. At a special meeting held on December 2, 2008, the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, voted to approve the Fund’s continued participation in the Program until April 30, 2009. Under the Program, the Treasury will guarantee the share price of shares of the Fund held by shareholders as of the close of business on September 19, 2008 at $1.00 for each covered share of the Fund, if the Fund’s net asset value per share falls below $0.995 and the Fund liquidates (a “Guarantee Event”). GuideStone Capital Management, the Adviser, believes that the continued participation in the Program is in the best interest of shareholders.

To continue its participation in the Program until April 30, 2009, the Fund paid to the Treasury an extension payment in the amount of 0.015% of the net asset value of the Fund as of September 19, 2008. The cost of participating in the Program and any extensions of the Program are borne by the Fund and are not subject to any expense limitation or reimbursement agreement currently in effect. The Secretary of the Treasury may extend the Program to terminate on a date no later than September 18, 2009. If the Program is extended beyond April 30, 2009, the Board will consider whether the Fund should continue to participate in the Program.

The Program will continue to provide coverage to shareholders up to the lesser of the number of shares of the Fund owned as of the close of business on September 19, 2008 or the number of shares owned on the date of a Guarantee Event. Shares acquired by a covered shareholder after the close of business on September 19, 2008 will not be covered by this Program. As of the date of this Supplement, assets available to the Program to support all participating money market funds is limited to $50 billion and payments under the Program are dependent on the availability of assets in the Program at the time a request for payment is made.

Additional information regarding the Program is available on the Treasury’s website at www.ustreas.gov. The Treasury has not in any manner approved, endorsed, sponsored or authorized this prospectus supplement, the prospectus referred to above, or the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.